Exhibit 31.4

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas Hess, Chief Financial Officer of Organovo Holdings, Inc., certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Organovo Holdings, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: July 31, 2023	/s/ Thomas Hess
Thomas Hess
Chief Financial Officer
(Principal Financial Officer)